Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Alan E. Casnoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of DVL, Inc. on Form 10-Q for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of DVL, Inc.

Date:  August 13, 2004                           By:  /s/ Alan E. Casnoff
                                                      -------------------------
                                                 Name:   Alan E. Casnoff
                                                 Title:  Chief Executive Officer

     I, Jay Thailer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of DVL, Inc. on Form 10-Q for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly represents in all material respects the financial condition and results of operations of DVL, Inc.

Date:  August 13, 2004                           By:  /s/ Jay Thailer
                                                      -------------------------
                                                 Name:   Jay Thailer
                                                 Title:  Chief Financial Officer

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